SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 14, 2004

Century Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	(Commission File No.) 0-15752	04-2498617 (IRS Employer Identification No.)

400 Mystic Avenue Medford, MA (Address of principal executive offices)		02155 (Zip Code)

(781) 391-4000
(Registrant’s telephone number,
including area code)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits
SIGNATURES
EX-99.1 NEWS RELEASE DATED JULY 13, 2004

Item 5. Other Events and Regulation FD Disclosure.

The following information is furnished pursuant to this Item 5.

On July 13, 2004, Century Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that its Board of Directors has approved a stock repurchase program.

Item 7. Financial Statements and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits

99.1	Century Bancorp, Inc. press release dated July 13, 2004.

SIGNATURES

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.
/s/ Paul V. Cusick, Jr.
Paul V. Cusick, Jr.
Vice President and Treasurer

Dated:   July 14, 2004

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